SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  July 26, 1999
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                Date of Report (Date of earliest event reported)



                             ATC GROUP SERVICES INC.
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             (Exact name of registrant as specified in its charter)



        Delaware                       1-10583                  46-0399408
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)                File No.)            Identification No.)



    104 East 25th Street, Tenth Floor
          New York, New York                                     10010
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (212) 353-8280


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Item 3.  Bankruptcy or Receivership.

         On July 26, 1999, ATC Group Services Inc. (the "Company") along with its parent and subsidiaries each filed a petition for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York. The petitions were assigned Case Nos. 99-10437 through 99-10444 and assigned to Judge Jeffry H. Gallet. The Company continues in possession of its property and continues to operate and manage its businesses and financial affairs as a debtor-in-possession under the supervision and orders of the United States Bankruptcy Court for the Southern District of New York. No trustee or examiner has been appointed.




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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        By:     /s/  Paul J. Grillo
                                           -------------------------------
                                        Name:        Paul J. Grillo
                                        Title:       Chief Financial Officer
                                                     Executive Vice President
                                                     Treasurer

Date:   August 2, 1999